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EXHIBIT 10.1

PROVINCE OF BRITISH COLUMBIA  Ministry of Energy Mines and Petroleum
                              Resources

            RECORD OF 4 POST CLAIM - MINERAL TENURE ACT
                            (Section 23)
_______________________________         _____________________________
Mining Division                         Tenure No.
_______________________________         _____________________________
Gold Commissioner                       Date of Record
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                APPLICATION TO RECORD A 4 POST CLAIM

     I, James Thom, Name of Locator, Agent for self, #47, 1224 Balmoral Road, Victoria, British Columbia V8T 1B3, (250) 995-1266, Client No. 141136, hereby apply for record of a 4 Post Claim for the location as outlined on the attached copy of mineral titles reference map No. 82 F 14/E(095), in the Slocan Mining Division.

                               ACCESS

     Describe how you gained access to the location; include references to roads, trails, topographic features, permanent landmarks and a description of the legal post location.

     Gaining access to the LCP for Keno is obtained by going west from Kaslo along highway 31A for 20 km. Crossing the Kaslo river you walk up 12 mile creek for 3 km until you come across the first switchback on the road. This is where you find the LCP.

                          TAG INFORMATION

     I have securely fastened the metal identification tag embossed "LEGAL CORNER POST" to the legal post (or witness post) and impressed this information on the tag:

LEGAL CORNER POST - TAG NO. 256107

CLAIM NAME          KENO
LOCATOR             JAMES THOM
FMC NO.             141136
AGENT FOR           SELF
FMC NO.
DATE COMMENCED      JUNE 5, 1999
TIME                10:00 a.m.
DATE COMPLETED      JUNE 6, 1999
TIME                3:00 p.m.

NUMBER OF CLAIM UNITS

N - 3     S - -0-   E - -0-   W - 6





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IDENTIFICATION POSTS NOT PLACED

were 2N, 3N, 3N/1W, 3N/2W, 3N/3W, 3N/4W, 3N/5N, 3N/6W, 1N/6W, 6W, 5W,
4W, 3W, 2W, 1W because snowed out in avalanche conditions, bridge washed out, river to high to cross.


If a witness post was placed for the legal corner post:

Bearing from witness post to true position of legal corner post is _____ degrees, at a distance of _____ metres.

Bearing from identification post to witness post _____ degrees, at a distance of _____ metres.

NOTE: Legal corner post can be witnessed only it is was not feasible to pace any posts.

                           ACKNOWLEDGMENT

     I have complied with all of the terms and conditions of the Mineral Tenure Act and Regulation pertaining to the location of 4 post claims and have attached a plan of the location on which the positions of the legal corner post and all corner posts (and witness and identification post is applicable) are indicated.

Do you intend to extracted industrial Minerals from this tenure? NO

/s/ James Thom
Signature of Locator

SEAL
369850
SUB-RECORDED
RECEIVED
JUNE 28, 1999
M.R.# ___ $360.00
VANCOUVER, B.C.
/s/ R.D.
Recording Stamp